                                                                      EXHIBIT 99


                       SOLICITED BY THE BOARD OF DIRECTORS
                         IMAGE GUIDED TECHNOLOGIES, INC.

                                      PROXY
               SPECIAL MEETING OF SHAREHOLDERS - AUGUST 16, 2000

         The undersigned hereby appoints Paul L. Ray and Waldean A. Schulz, or either of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of Image Guided Technologies, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 5710-B Flatiron Parkway, Boulder, Colorado on August 16, 2000, and any adjournment or postponement of such meeting, upon the following matter and with discretionary authority as to any other matters that may properly come before the meeting, in accordance with and as described in the Notice of Special Meeting of Shareholders and Proxy Statement. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         /X/   PLEASE MARK VOTE AS IN THIS EXAMPLE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

         1. Approval of the merger agreement among Stryker Corporation, IGT Acquisition Co., a wholly owned subsidiary of Stryker, and Image Guided Technologies, Inc.


                FOR / /           AGAINST / /            ABSTAIN / /


The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                           Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

                           Signature:
                                     -------------------------------------------
                           Date:
                                ------------------------------------------------
                           Signature:
                                     -------------------------------------------
                           Date:
                                ------------------------------------------------


                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THIS PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.